UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 16, 2021

Federal Home Loan Bank of Pittsburgh

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 412-288-3400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of Directors.

This Current Report on Form 8-K/A is intended by the Federal Home Loan Bank of Pittsburgh (“Bank”) to amend the Current Report on Form 8-K filed on November 18, 2021 in order to add information about the standing Committees of the Bank’s Board of Directors (“Board”) on which the newly elected and re-elected Directors shall serve in 2022.

On December 16, 2021, the Board approved:

1) Ms. Barbara Adams, Director, FS KKR Capital Corp., to serve on the Affordable Housing, Products & Services Committee, the Audit Committee, the Enterprise Risk Management Committee, and the Diversity, Equity & Inclusion Committee;

2) Mr. Thomas Bailey, President & CEO, Brentwood Bank, to serve on the Affordable Housing, Products & Services Committee, the Audit Committee, the Enterprise Risk Management Committee, and the Diversity, Equity & Inclusion Committee;

3) Mr. Joseph W. Major, Chairman & CEO, The Victory Bank, to serve on the Governance & Public Policy Committee, the Human Resources Committee, the Enterprise Risk Management Committee, and the Diversity, Equity & Inclusion Committee; and

4) Mr. Thomas H. Murphy, CIO, University of Pennsylvania, to serve as Chair of the Operational Risk Committee, Vice Chair of the Enterprise Risk Management Committee, and to serve on the Governance & Public Policy Committee, and the Diversity, Equity & Inclusion Committee.

In addition, the Board approved the following Committee assignments for 2022 for both the newly elected and all other directors. The composition of each Committee of the Board of Directors for 2022 is:

AUDIT

Ms. Lynda A. Messick, Chair

Mr. James V. Dionise, Vice Chair

Ms. Barbara Adams

Mr. Thomas Bailey

Ms. Angel L. Helm

AFFORDABLE HOUSING, PRODUCTS & SERVICES

Mr. Glenn R. Brooks, Chair

Mr. Brendan J. McGill, Vice Chair

Ms. Barbara Adams

Mr. Thomas Bailey

Ms. Lynda A. Messick

DIVERSITY, EQUITY & INCLUSION

Ms. Jeane M. Vidoni, Chair

Mr. Romulo L. Diaz, Jr., Esq., Vice Chair

This is a committee of the whole Board of Directors.

ENTERPRISE RISK MANAGEMENT

Ms. Pamela C. Asbury, Chair

Mr. Thomas H. Murphy, Vice Chair

This is a committee of the whole Board of Directors.

FINANCE

Ms. Angel L. Helm, Chair

Mr. James V. Dionise, Vice Chair

Mr. Romulo L. Diaz, Jr., Esq.

Ms. Jeane M. Vidoni

GOVERNANCE & PUBLIC POLICY

Mr. Bradford E. Ritchie, Chair

Dr. Howard B. Slaughter, Jr., Vice Chair

Ms. Pamela C. Asbury

Mr. Joseph W. Major

Mr. Thomas H. Murphy

HUMAN RESOURCES AND DIVERSITY & INCLUSION

Mr. Brendan J. McGill, Chair

Ms. Jeane M. Vidoni, Vice Chair

Mr. Romulo L. Diaz, Jr., Esq.

Mr. Joseph W. Major

Mr. Bradford E. Ritchie

OPERATIONAL RISK

Mr. Thomas H. Murphy, Chair

Ms. Pamela C. Asbury, Vice Chair

Mr. Glenn R. Brooks

Dr. Howard B. Slaughter, Jr.

EXECUTIVE

Mr. William C. Marsh, Chair

Ms. Louise M. Herrle, Vice Chair

Ms. Pamela C. Asbury

Mr. Glenn R. Brooks

Ms. Angel L. Helm

Mr. Brendan J. McGill

Ms. Lynda A. Messick

Mr. Thomas H. Murphy

Mr. Bradford E. Ritchie

Ms. Jeane M. Vidoni

The Board has approved the creation of a new Diversity, Equity & Inclusion Committee of the whole Board, which Ms. Jeane M. Vidoni will serve as Chair and Mr. Romulo L. Diaz, Jr., Esq., will serve as Vice Chair. Mr. William C. Marsh was elected Board Chair, and Ms. Louise M. Herrle was re-elected as Board Vice Chair for the term January 1, 2022 through December 31, 2023. Mr. William C. Marsh, Board Chair, and Ms. Louise M. Herrle, Board Vice Chair, are voting members of the Executive Committee, Enterprise Risk Management Committee, and the Diversity, Equity & Inclusion Committee and serve as non-voting ex officio members of each other standing Board Committee.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

December 21, 2021	By:	/s/ Julie Spiker
Name: Julie Spiker
Title: General Counsel, Corporate Secretary and Ethics Officer